POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              Richard A. Clarke
                                 (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              Kenneth T. Derr
                                (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              George F. Jewett, Jr.
                                   (DIRECTOR)

                       POWER OF ATTORNEY



    I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              Richard B. Madden
                                 (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.



                              Vivian W. Piasecki
                                  (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              Toni Rembe
                              (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              John M. Richards
                              Chairman of the Board and
                              Chief Executive Officer and
                              Director

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              Reuben F. Richards
                                  (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              Richard M. Rosenberg
                                   (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              Robert G. Schwartz
                                  (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.



                              L. Pendleton Siegel
                              Director, President and
                              Chief Operating Officer

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              Charles R. Weaver
                                 (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorneys.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              Frederick T. Weyerhaeuser
                                     (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Betty R. Fleshman or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 5, 1998.




                              William T. Weyerhaeuser
                                    (DIRECTOR)